UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 5, 2010
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 350
Foothill Ranch, California	92610-2831
(Address of Principal Executive Offices)	(Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2010 Base Salary
On March 5, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kaiser Aluminum Corporation (the “Company”) approved increases in annual base compensation of the Company’s executive officers and certain senior managers, with such increases to be effective April 1, 2010. The table below sets forth the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2008, 2009 and 2010.

Name and Position	Year	Base Salary
Jack A. Hockema	2010	$807,000
President, Chief Executive Officer and Chairman of the Board	2009	$787,000
	2008	$787,000

Daniel J. Rinkenberger	2010	$325,000
Senior Vice President and Chief Financial Officer	2009	$300,000
	2008	$242,000

John Barneson	2010	$310,000
Senior Vice President – Corporate Development	2009	$302,000
	2008	$302,000

John M. Donnan	2010	$302,000
Senior Vice President, Secretary and General Counsel	2009	$295,000
	2008	$295,000

James E. McAuliffe, Jr.	2010	$241,000
Senior Vice President – Human Resources	2009	$235,000
	2008	$235,000
2010 Incentive Compensation
On March 5, 2010, the Compensation Committee also approved a short-term incentive plan for 2010 (the “2010 STI Plan”) and a long-term incentive program for 2010 through 2012 (the “2010 – 2012 LTI Program”). The structure, terms and objectives of the plans are consistent with the structure, terms and objectives of the plans adopted in 2008 and 2009 and are described in more detail below.
2010 Short-Term Incentive Compensation
The 2010 STI Plan is designed to reward participants for economic value added (“EVA”) versus cost of capital of the Company’s core Fabricated Products business with modifiers for safety performance (as measured by the total case incident rate), business unit performance and individual performance. Under the 2010 STI Plan, EVA will equal the Company’s pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company’s net assets (subject to certain adjustments). The 2010 STI Plan provides for (i) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (ii) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the executive officers of the Company identified below (the “Named Executive Officers”) under the 2010 STI Plan below threshold performance levels and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$276,000	$552,000	$1,656,000
Daniel J. Rinkenberger	0	100,000	200,000	600,000
John Barneson	0	69,000	139,000	417,000
John M. Donnan	0	77,000	154,000	462,000
James E. McAuliffe, Jr.	0	54,000	108,000	324,000

Under the 2010 STI Plan, a pro rata incentive award is earned based on actual eligibility during the performance period if prior to December 31, 2010 a participant (1) dies, (2) retires under “normal” retirement (age 65) or in connection with full early retirement (position elimination), (3) is involuntarily terminated due to position elimination, or (4) becomes disabled. A participant will be entitled to the full payment of his or her award only if the participant remains employed by the Company on the date of such payment, unless such participant’s employment is voluntarily terminated on or after December 31, 2010 by him or her with good reason or by us without cause or terminated on or after December 31, 2010 due to the death, disability or normal or full early retirement as described above.
The preceding description of the 2010 STI Plan is a summary and is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2010 Short-Term Incentive Plan For Key Managers Summary, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2010 Long-Term Incentive Compensation
The 2010 – 2012 LTI Program is designed to reward participants with (i) a fixed number of shares of restricted stock that, subject to certain limited exceptions described in more detail below, vest on March 5, 2013 and (ii) a fixed number of performance shares that vest based on the average annual EVA of the Company’s core Fabricated Products business for 2010, 2011 and 2012. EVA under the 2010 – 2012 LTI Program will equal the Company’s pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company’s net assets (subject to certain adjustments). The 2010 – 2012 LTI Program provides with respect to the performance shares for (1) a threshold performance level at which no performance shares will vest, a target performance level at which the target number of performance shares will vest, a performance level at or above which the maximum number of performance shares will vest, and pro rata vesting between the threshold and maximum performance levels and (2) minimum and maximum vesting opportunities ranging from zero up to two times the target number. Each performance share that becomes vested entitles the participant to receive one share of the Company’s common stock.
On March 5, 2010, to effectuate the 2010 – 2012 LTI Program, the Compensation Committee approved the following grants of restricted stock and performance shares, effective as of March 5, 2010, for the Named Executive Officers:

	Number of Shares of	Number of
Name	Restricted Stock (1)	Performance Shares (2)
Jack A. Hockema	20,348	48,611
Daniel J. Rinkenberger	7,114	16,995
John Barneson	5,921	14,144
John M. Donnan	5,569	13,304
James E. McAuliffe, Jr.	3,289	7,858

(1)	The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2013 or earlier if the Named Executive Officer’s employment terminates as a result of death or disability, the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason, the Named Executive Officer retires at or after reaching age 65 or in the event of a change in control of the Company.

(2)	The table below sets forth the number of performance shares that will become vested for each of the Named Executive Officers under the 2010 – 2012 LTI Program at the threshold, target and maximum performance levels:

Name	Threshold	Target	Maximum
Jack A. Hockema	0	24,305	48,611
Daniel J. Rinkenberger	0	8,497	16,995
John Barneson	0	7,072	14,144
John M. Donnan	0	6,652	13,304
James E. McAuliffe, Jr.	0	3,929	7,858

The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 5, 2013 and the date on which the Compensation Committee certifies the performance level achieved during the three-year performance period. Notwithstanding the foregoing, the target number of performance shares will vest if, prior to December 31, 2012, the Named Executive Officer’s employment terminates as a result of death or disability, the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company. After December 31, 2012, the number of performance shares, if any, that will vest upon any of the foregoing events will be determined based on the performance level achieved during the three-year performance period.
The grants of restricted stock and performance shares were made pursuant to the Company’s Amended and Restated 2006 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed hereto as Exhibit 10.2. The form of Restricted Stock Award Agreement used to evidence the grants of restricted stock made to the Company’s executive officers under the 2010 – 2012 LTI Program and the form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company’s executive officers under the 2010 – 2012 LTI Program are attached hereto as Exhibits 10.3 and 10.4, respectively, and incorporated herein by reference. A summary of the performance objectives and the formula for determining the number of performance shares earned under the 2010 – 2012 LTI Program is attached hereto as Exhibit 10.5 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Fabricated Products 2010 Short-Term Incentive Plan For Key Managers Summary.

10.2	Amended and Restated 2006 Equity and Performance Incentive Plan.

10.3	2010 Form of Executive Officer Restricted Stock Award Agreement.

10.4	2010 Form of Executive Officer Performance Shares Award Agreement.

10.5	Kaiser Aluminum Corporation 2010 – 2012 Long-Term Incentive Program Management Objectives and Formula for Determining Performance Shares Earned Summary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, Secretary and General Counsel

Date: March 9, 2010

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